Exhibit 10.1
NORDSTROM, INC.
2002 NONEMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD
You have been awarded restricted shares of Common Stock of Nordstrom, Inc. (the “Company”) on the following terms:

Name of Recipient:

Total Number of Shares Awarded:

Fair Market Value per Share:

Total Fair Market Value of Award:

Date of Award:

Form of Grant:

Restriction:	The shares granted may not be sold or transferred for a period of six months following the Date of Grant.
By your signature and the signature of the Company’s representative below, you and the Company agree that these shares are granted under and governed by the terms and conditions of the Restricted Stock Agreement, a copy of which is attached to and made a part of this document, and the 2002 Nonemployee Director Stock Incentive Plan, a copy of which is attached.

RECIPIENT:		NORDSTROM, INC.

By:

NORDSTROM, INC.
2002 NONEMPLOYEE DIRECTOR STOCK INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT

Payment for Shares	No payment is required for the shares you receive.

Restriction	The shares granted may not be sold or transferred for a period of six months following the Date of Grant.

Restrictions on Resale
By signing this Agreement, you agree not to sell any shares at a time when applicable laws or Company policies prohibit a sale. This restriction will apply as long as you are a director of the Company.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Washington (without regard to their choice-of-law provisions).

The Plan and Other Agreements	The text of the 2002 Nonemployee Director Stock Incentive Plan (“Plan”) is incorporated in this Agreement by reference.

This Agreement, the attached Notice and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

By signing the attached notice,
you agree to all of the terms and conditions
described above and in the Plan.